UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 1, 2021

SolarWindow Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	59-3509694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

430 Park Avenue, Suite 702, New York, New York, 10022
(Address of Principal Executive Offices) (Zip Code)

(800) 213-0689
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Certain Officers.

The Board of Directors (the “Board”) of SolarWindow Technologies, Inc. (the “Company”), effective as of March 1, 2021, in light of the Company’s increasing activity in Asia, and in Korea specifically, (i) accepted Mr. Jatinder S. Bhogal’s resignation as the Company’s President and (ii) appointed Mr. John Rhee as the Company’s President, Mr. Bhogal will continue to serve as the Company’s Chairman of the Board and Chief Executive Officer.

Mr. Rhee also will continue to serve as President of SolarWindow Asia Co., Ltd, an indirect wholly-owned subsidiary of the Company, and as a member of the Board.

The Board also approved an increase in the fee paid to Mr. Rhee from $10,000 per month to $22,000 per month (the “Monthly Fee”). Mr. Rhee’s relationship with the Company is governed by an Executive Services Consulting Agreement dated August 31, 2020 (the “ESCA”). The ESCA has been amended by an Amendment date March 1, 2021 (the “ESCA Amendment”) to provide for the increase in the Monthly Fee and description of Mr. Rhee’s additional duties as President of the Company. Except as so amended by the ESCA Amendment the terms, provisions and conditions of the ESCA remain in full force and effect.

The foregoing description, of the ESCA Amendment, does not purport to be complete and is qualified in its entirety by reference to the complete text of the ESCA Amendment, a copy of which is filed as Exhibit 10.1 to this Report on Form 8-K, and such Exhibit is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amendment dated March 1, 2021 to the Executive Services Consulting Agreement dated as of August 31, 2020, between SolarWindow Technologies, Inc., and John Rhee, an individual.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 5, 2021.

SolarWindow Technologies, Inc.

By: /s/ Jatinder S. Bhogal

Jatinder S. Bhogal

President and Chief Executive Officer